UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

Victory Electronic Cigarettes Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11335 Apple Drive, Nunica, Michigan 49448
                 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (616) 384-3272

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Private Placement Offering

On February 28, 2014, Victory Electronic Cigarettes Corporation (the “Company”) completed a “best efforts” private offering of up to $16,050,000 (the “Offering”) with a group of accredited investors (the “Purchasers”) for total gross proceeds to the Company of $16,050,000 before deducting placement agent fees and other expenses. Pursuant to a securities purchase agreement with the Purchasers (the “Purchase Agreement”), we issued to the Purchasers (i) 15% Senior Secured Convertible Promissory Notes (the “Notes”) and (ii) warrants (the “Warrants”) to purchase shares (the “Warrant Shares” and together with the Notes and the Warrants, the “Securities”) of our common stock, par value, $0.001 (the “Common Stock”) at an exercise price of $5.00 per share.

Notes

The Notes are due on the first anniversary of the issue date (the “Maturity Date”) if not converted prior to the Maturity Date and  accrue interest at a rate of 15% on the aggregate unconverted and outstanding principal amount, payable in cash on a quarterly basis. The shares of Common Stock issuable upon conversion of the Notes shall equal: (i) the principal amount of the Note divided by (ii) $5.00. The conversion price for the Notes is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances. The Notes may be prepaid in whole or in part at any time for 115% of the outstanding principal and accrued interest.

Warrants

The Warrants are exercisable for an aggregate of 3,210,000 shares of the Company’s Common Stock. The Warrants are exercisable for a period of five years from the original issue date. The exercise price with respect to the Warrants is $5.00 per share. The exercise price for the Warrants is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

Registration Rights Agreement

In connection with the sale of the Notes and Warrants, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which we agreed to register all of the shares of our Common Stock underlying the Notes and the Warrants (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the SEC within 45 calendar days following the filing of our Annual Report on Form 10-K for the year ended December 31, 2013 (the “Filing Date”) and to cause the Registration Statement to be declared effective under the Securities Act within 90 days following the Filing Date (the “Required Filing Date”).

If the Registration Statement is not filed by the Filing Date or declared effective by the Required Effective Date, the Company is required to pay partial liquidated damages to each Purchaser in the amount equal to 2% for the purchase price paid for the Notes and Warrants then owned by such Purchaser for each 30-day period for which the Company is non-compliant.

Security Agreement

As collateral security for all of the Company’s obligations under the Purchase Agreement and related documents executed in connection with the Offering, the Company will grant the Purchasers a first priority security interest in all of the Company’s assets pursuant to the terms of the Security Agreement entered into between the Company and the Purchasers (the “Security Agreement”).

The foregoing descriptions of the terms of the Purchase Agreement, the form of Note, the form of Warrant, the Registration Rights Agreement and Security Agreement are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.1, 4.1, 4.2, 10.2 and 10.3 respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

Closing of FIN Acquisition

On February 28, 2014, (the “Closing Date”) the Company completed its acquisition of FIN Electronic Cigarette Corporation, Inc., a Delaware corporation (“FIN”) through VCIG LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company ("VCIG") (the “Merger”) pursuant to the Agreement and Plan of Merger dated February 12, 2013, by and among the Company, VCIG, FIN, and Elliot B. Maisel, as representative of the FIN stockholders (the "Representative"), (the “Merger Agreement”) as described on the Current Report to Form 8-K filed with the SEC on February 19, 2014.

Pursuant to the terms of the Merger Agreement, and on the Closing Date, we acquired all issued and outstanding shares of FIN from its shareholders (the “FIN Shareholders”) in consideration for an aggregate of 10,000,000 shares of Common Stock (the “Merger Shares”). Additionally, on the Closing Date we paid $10 million of certain indebtedness and liabilities of FIN and its subsidiaries and issued $15 million of promissory notes to satisfy other indebtedness and liabilities of FIN and its subsidiaries.

Promissory Notes

On the Closing Date, we issued $15 million of promissory notes to satisfy other indebtedness and liabilities of FIN and its subsidiaries (the “Promissory Notes”). The Promissory Notes become due 90 days from the date of issuance (the “Maturity Date”) and accrue interest at a rate of 10% per annum. The Company may prepay the Promissory Notes without penalty. If the Company fails to pay off the Promissory Notes in full by the Maturity Date, they will issue shares of Common Stock to the note holders as a penalty payment (the “Late Payment Shares”).

Registration Rights Agreement

In connection with the Merger, the Company entered into a registration rights agreement (the “FIN Registration Rights Agreement”) with the Fin Shareholders, pursuant to which we agreed to register all of the Merger Shares and the Late Payment Shares, if any (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the SEC within 30 calendar days following the completion of the audit of the FIN financial statement for the year ended December 31, 2013 (the “Filing Date”), subject to the satisfaction of the registration rights of the Purchasers, and to cause the Registration Statement to be declared effective under the Securities Act within 90 days following the Filing Date (the “Required Filing Date”).

If the Registration Statement is not filed by the Filing Date or declared effective by the Required Effective Date, the Company is required to pay partial liquidated damages to the FIN Shareholders in the amount equal to 2% of the value of the Merger Shares on the Closing Date for each 30-day period for which the Company is non-compliant.

The foregoing descriptions of the terms of the Promissory Notes and the FIN Registration Rights Agreement are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.4 and 10.5 respectively, to this Report, which are incorporated by reference herein.

Item 2.01   Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the Securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D or (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

The Merger Shares were issued in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D. These shares of our common stock qualified for exemption under Section 4(a)(2) since the issuance of the shares by us did not involve a public offering. In addition, the FIN Shareholders and/or the Representative had the necessary investment intent consistent with Section 4(a)(2) since (i) such FIN Shareholder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the FIN Shareholders agreed not to sell or otherwise transfer the Merger Shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the FIN Shareholder and/or the Representative has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the FIN Shareholder and/or the Representative had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) FIN Shareholders agreed to and received share certificates bearing a standard Securities Act legend. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.” In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D. Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2)and Rule 506 of Regulation D of the Securities Act for this transaction.

On February 28, 2014, we issued a warrant to acquire an aggregate of 224,700 shares of our common stock (the “Agent Warrant”) to the placement agent and its sub-agents, or their respective designees, in the Offering. The Agent Warrant is exercisable for a period of five years from the original issuance date with an exercise price of $5.00 per share. The exercise price of the Agent Warrant is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

The foregoing descriptions of the terms of the form of Agent Warrant is qualified in its entirety by reference to the provisions of the Agent Warrant filed as Exhibit 4.3 to this Report, which is incorporated by reference herein.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 28, 2014, the board of directors of the Company (the “Board”) unanimously appointed Elliot B. Maisel as a member of the Board, increasing the number of members on the Board from six to seven.  Mr. Maisel will hold office until the next annual general meeting of our shareholders or until removed from office in accordance with the Company’s bylaws.

Elliot B. Maisel, 59, is the Vice Chairman and Lead Director of the Company. Since 2011, he has been the chairman and chief executive officer of FIN Branding Group, LLC, a subsidiary of FIN, which on February 28, 2014, was acquired by the Company. Mr. Maisel has spent the last 30 years building and developing successful companies throughout the United States. Since 1985 he has also served as the chairman and chief executive officer of Gulf Distributing Holdings, LLC, a leading wholesale beverage distribution company.  Mr. Maisel holds a bachelor’s degree from the University of Alabama, where he studied real estate.

Mr. Maisel’s qualifications to serve on our board of directors include his management experience in FIN.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Maisel.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Director Agreements

Pursuant to a director agreement entered into with the Company on February 28, 2014 (the “Director Agreement”), Mr. Maisel will receive annual director compensation of $100,000 and the ability to receive 100,000 restricted shares annually from a restricted share plan, should the Company form such plan within the next year, or 200,000 shares annually if no such plan is formed.

The foregoing descriptions of the terms of the Director Agreement is qualified in its entirety by reference to the provisions of the Director Agreement filed as Exhibit 10.6 to this Report, which is incorporated by reference herein.

Item 8.01    Other Events

On March 3, 2014, the Company issued a press release announcing the completion of the Merger, a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(a)          Financial Statements

Financial statements of FIN required by Item 9.01(a) of Form 8-K are not being included with this filing, but are intended to be filed by amendment no later than 71 calendar days from the date of the filing of this current report on Form 8-K.

(b)          Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K are not being included with this filing, but are intended to be filed by amendment no later than 71 calendar days from the date of the filing of this current report on Form 8-K.

(d)           Exhibits

Exhibit No.	Description
4.1	Form of 15% Senior Secured Convertible Promissory Note

4.2	Form of Warrant

4.3	Form of Agent Warrant (1)

10.1	Form of Securities Purchase Agreement

10.2	Form of Registration Rights Agreement entered into with Purchasers

10.3	Form of Security Agreement

10.4	Form of Promissory Note

10.5	Form of Registration Rights Agreement entered into with FIN Shareholders

10.6	Director Agreement

99.1	Press Release

(1) Filed as an Exhibit on Current Report to Form 8-K with the SEC on January 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ELECTRONIC CIGARETTES CORPORATION

March 6, 2014	By:	/s/ Robert Hartford
Robert Hartford
Chief Financial Officer